Exhibit 32.01

SOUTHWEST GAS HOLDINGS, INC.

CERTIFICATION

In connection with the periodic report of Southwest Gas Holdings, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2018 as filed with the Securities and Exchange Commission (the “Report”), I, John P. Hester, the President and Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated: May 8, 2018

/s/ John P. Hester
John P. Hester
President and Chief Executive Officer

SOUTHWEST GAS HOLDINGS, INC.

CERTIFICATION

In connection with the periodic report of Southwest Gas Holdings, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2018 as filed with the Securities and Exchange Commission (the “Report”), I, Gregory J. Peterson, Senior Vice President/Chief Financial Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

(1)	the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

Dated: May 8, 2018

/s/ Gregory J. Peterson
Gregory J. Peterson
Senior Vice President/Chief Financial Officer